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                               AMENDMENT NO. 2 TO
                               INPUT/OUTPUT, INC.
                              AMENDED AND RESTATED
                    1991 OUTSIDE DIRECTORS STOCK OPTION PLAN

         This Amendment No. 2 (the "Second Amendment") to the Input/Output, Inc. Amended and Restated 1991 Outside Directors Stock Option Plan (the "Plan"), as amended by Amendment No. 1 to the Plan, dated January 17, 1997, is effective as of the 13 day of September, 1999, and except as modified herein, the terms of the Plan remain in full force and effect. Any terms not otherwise defined herein have the meanings ascribed to them as set forth in the Plan.

                                    AMENDMENT

         The Plan is hereby amended by adding the following sentence to the end of Section 6(e):

         "The Board (or the Compensation Committee of the Board), in its sole discretion, may extend the period during which a stock option may be exercised; provided, however, that no stock option shall be exercisable for a period of longer than ten (10) years."

         IN WITNESS WHEREOF, the Board of Directors of Input/Output, Inc. has caused this Second Amendment to the Plan to be adopted as of the date first written above and has instructed the officer indicated below to sign same for and on behalf of such corporation.


                                       INPUT/OUTPUT, INC.


                                       By:   /s/ JAY LAPEYRE
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                                       Name:   Jay Lapeyre
                                             ----------------------------------
                                       Title: Chairman
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